INVENTORY	12 Months Ended
Oct. 31, 2018
Inventory, Net [Abstract]
INVENTORY
INVENTORY

	October 31,
	2018	2017
	(in millions)
Finished goods	$283	$286
Purchased parts and fabricated assemblies	336	302
Total inventory	$619	$588

Inventory-related excess and obsolescence charges recorded in total cost of products were $25 million in 2018, $16 million in 2017 and $17 million in 2016. In 2018, excess and obsolete inventory-related charges includes $7 million due to divestiture-related activity. We record excess and obsolete inventory charges for inventory at our sites as well as inventory at our contract manufacturers and suppliers, where we have non-cancellable purchase commitments.